SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



       Date of Report (date of earliest event reported) November 13, 1998
                                                        -----------------
              Amendment Number 1 to Form 8-K Dated November 6, 1998


                                   SENETEK PLC
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



                                 UNITED KINGDOM
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



    0-14691                                           77-0039728
-------------------                     -------------------------------------
Commission File No.                     I.R.S. Employer Identification Number


       23 PALACE STREET,  LONDON                               SW1E 5HW
--------------------------------------                        ----------
Address of principal executive Office                          Zip Code


                               011-44-171-828-4800
               --------------------------------------------------
               Registrant's telephone number, including area code

ITEM 4


CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The Registrant ("Company"), on November 13, 1998 received a copy of a letter from Price Waterhouse, the Company's former independent accountant, addressed to the Securities and Exchange Commission ("Commission") indicating that Price Waterhouse is in agreement with the statements contained in the Company's 8-K dated November 6, 1998 reporting the resignation of Price Waterhouse as independent accountant to the Company.

                                    EXHIBITS

16.1. Letter to the Commission and Company dated 13 November 1998 from Price Waterhouse.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Commission Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   London, England
         17 November 1998                         SENETEK PLC
                                                  (Registrant)


                                            By:  /S/ STEWART SLADE
                                                 -----------------------
                                                 Stewart Slade
                                                 Chief Financial Officer

PRICE WATERHOUSE



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



13 November 1998


Subject:    Senetek PLC


Dear Sirs

We have read Item 4 of Senetek PLC's Form 8-K dated November 6, 1998 and are in agreement with the statements contained therein.

Yours very truly


Price Waterhouse